UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2005

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of September 29, 2005, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP4)
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	333-126661-02 (Commission File Number)	13-3789046 (IRS Employer Identification No.)
270 Park Avenue, New York, New York (Address of principal executive offices)	10017 (Zip Code)

Registrant's telephone number, including area code 212-270-5918

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2005-LDP4, which was made on November 15, 2005.

Exhibit No. 24 Power of Attorney and Certified Board Resolution

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on November 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS PAYING AGENT UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: November 18, 2005
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Administrator:
Andy Streepey 312.904.9387
andy.streepey@abnamro.com
Analyst:
Karen Wu 714.259.6248
karen.wu@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Other Related Information
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Historical Collateral Prepayment
Delinquent Loan Detail
Page 2-4
Page 5-7

Page 11-12

Mortgage Loan Characteristics
Loan Level Detail
Modified Loan Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Realized Loss Detail
Appraisal Reduction Detail
Page 17-19
Page 20-28

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
JPM5LDP4
JPM5LDP4_200511_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
29-Sep-05
17-Oct-05
15-Oct-42
Parties to The Transaction
Depositor: J.P. Morgan Chase Commercial Mortgage Securities Corp.
Underwriter: J.P. Morgan Securities Inc/ABN AMRO Incorporated/PNC Capital Markets, Inc./KeyBanc Capital Markets/Deutsche Bank
Master Servicer: GMAC Commercial Mortgage Corporation/Midland Loan Services, Inc.
Special Servicer: J.E. Robert Company, Inc.
Rating Agency: Moody's Investors Service, Inc./Fitch/Dominion Bond Rating Service Limited
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.gmaccm.com,www.midlandls.com
www.etrustee.net

14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.357627%
3.970000%
4.120000%
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
103
Upper Tier REMIC
Statement Date:
ABN AMRO Acct: 723024.1
989.529487882
12.265706140
0.000000000
977.263781742
3.803916323
Fixed
0.00
0.00
0.000000000
4.6130000000%
0.000000000
46625YTX1
A-1
84,707,000.00
1,038,991.17
0.00
82,781,083.16
322,218.34
83,820,074.33
999.778745345
0.198934194
0.000000000
999.579811151
4.074098393
4.8900000000%
0.00
0.00
0.000000000
4.8900000000%
0.000000000
46625YUP6/U48138ZA9
A-1A
396,348,000.00
78,847.17
0.00
396,181,458.99
1,614,760.75
396,260,306.16
1000.000000000
0.000000000
0.000000000
1000.000000000
3.991666659
Fixed
0.00
0.00
0.000000000
4.7900000000%
0.000000000
46625YTY9
A-2
227,323,000.00
0.00
0.00
227,323,000.00
907,397.64
227,323,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.059166671
Fixed
0.00
0.00
0.000000000
4.8710000000%
0.000000000
46625YTZ6
A-3A1
179,929,000.00
0.00
0.00
179,929,000.00
730,361.80
179,929,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.085833333
Fixed
0.00
0.00
0.000000000
4.9030000000%
0.000000000
46625YVQ3
A-3A2
75,000,000.00
0.00
0.00
75,000,000.00
306,437.50
75,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.098333342
4.9180000000%
0.00
0.00
0.000000000
4.9180000000%
0.000000000
46625YUA9
A-4
580,269,000.00
0.00
0.00
580,269,000.00
2,378,135.79
580,269,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.020000000
4.8240000000%
0.00
0.00
0.000000000
4.8240000000%
0.000000000
46625YUB7
A-SB
130,376,000.00
0.00
0.00
130,376,000.00
524,111.52
130,376,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.165833318
4.9990000000%
0.00
0.00
0.000000000
4.9990000000%
0.000000000
46625YUC5
A-M
267,707,000.00
0.00
0.00
267,707,000.00
1,115,222.74
267,707,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.200000000
5.0400000000%
0.00
0.00
0.000000000
5.0400000000%
0.000000000
46625YUE1
A-J
204,127,000.00
0.00
0.00
204,127,000.00
857,333.40
204,127,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.274166667
5.1290000000%
0.00
0.00
0.000000000
5.1290000000%
0.000000000
46625YUG6
B
50,196,000.00
0.00
0.00
50,196,000.00
214,546.07
50,196,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.352153774
5.0540101446%
0.00
0.00
0.000000000
5.2225843350%
0.000000000
46625YUH4
C
23,424,000.00
0.00
0.00
23,424,000.00
101,944.85
23,424,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.409653568
5.1230101446%
0.00
0.00
0.000000000
5.2915843350%
0.000000000
46625YUJ0
D
46,849,000.00
0.00
0.00
46,849,000.00
206,587.86
46,849,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.434653774
5.1530101446%
0.00
0.00
0.000000000
5.3215843350%
0.000000000
46625YUR2/U48138ZB7
E
23,424,000.00
0.00
0.00
23,424,000.00
103,877.33
23,424,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.434653601
5.1530101446%
0.00
0.00
0.000000000
5.3215843350%
0.000000000
46625YUT8/U48138ZC5
F
40,156,000.00
0.00
0.00
40,156,000.00
178,077.95
40,156,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.434653543
5.1530101446%
0.00
0.00
0.000000000
5.3215843350%
0.000000000
46625YUV3/U48138ZD3
G
26,771,000.00
0.00
0.00
26,771,000.00
118,720.11
26,771,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.434653518
5.1530101446%
0.00
0.00
0.000000000
5.3215843350%
0.000000000
46625YUX9/U48138ZE1
H
30,117,000.00
0.00
0.00
30,117,000.00
133,558.46
30,117,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.891666501
4.6700000000%
0.00
0.00
0.000000000
4.6700000000%
0.000000000
46625YUZ4/U48138ZF8
J
10,039,000.00
0.00
0.00
10,039,000.00
39,068.44
10,039,000.00
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.357627%
3.970000%
4.120000%
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
103
Upper Tier REMIC
Statement Date:
ABN AMRO Acct: 723024.1
1000.000000000
0.000000000
0.000000000
1000.000000000
3.891666667
4.6700000000%
0.00
0.00
0.000000000
4.6700000000%
0.000000000
46625YVB6/U48138ZG6
K
13,386,000.00
0.00
0.00
13,386,000.00
52,093.85
13,386,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.891666791
4.6700000000%
0.00
0.00
0.000000000
4.6700000000%
0.000000000
46625YVD2/U48138ZH4
L
13,385,000.00
0.00
0.00
13,385,000.00
52,089.96
13,385,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.891667414
4.6700000000%
0.00
0.00
0.000000000
4.6700000000%
0.000000000
46625YVF7/U48138ZJ0
M
6,693,000.00
0.00
0.00
6,693,000.00
26,046.93
6,693,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.891667663
4.6700000000%
0.00
0.00
0.000000000
4.6700000000%
0.000000000
46625YVH3/U48138ZK7
N
3,346,000.00
0.00
0.00
3,346,000.00
13,021.52
3,346,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.891666501
4.6700000000%
0.00
0.00
0.000000000
4.6700000000%
0.000000000
46625YVK6/U48138ZL5
P
10,039,000.00
0.00
0.00
10,039,000.00
39,068.44
10,039,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.891666776
4.6700000000%
0.00
0.00
0.000000000
4.6700000000%
0.000000000
46625YVM2/U48138ZM3
NR
33,463,880.00
0.00
0.00
33,463,880.00
130,230.27
33,463,880.00
999.635938644
0.000000000
0.000000000
999.218379035
0.038892446
0.00
0.00
0.000000000
0.0466879342%
0.000000000
N
46625YUM3/U48138YZ5
X-1
2,677,074,880.00
0.00
0.00
2,674,982,422.15
104,117.99
2,676,100,260.49
1000.000000000
0.000000000
0.000000000
1000.000000000
0.315001137
0.00
0.00
0.000000000
0.3780013637%
0.000000000
N
46625YUF8
X-2
2,602,260,000.00
0.00
0.00
2,602,260,000.00
819,714.86
2,602,260,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
46625YUL5
R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
46625YUK7
LR
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
2,477,074,880.00
2,476,100,260.49
12,206,582.71
Total
2,474,982,422.15
1,117,838.34
0.00
11,088,744.37
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.357627%
3.970000%
4.120000%
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
103
Grantor Trust
Statement Date:
ABN AMRO Acct: 723024.1
1000.000000000
0.000000000
0.000000000
1000.000000000
3.298750000
4.2450000000%
0.00
0.00
0.000000000
4.0950000000%
0.000000000
46625YUD3
A-2FL
200,000,000.00
0.00
0.00
200,000,000.00
659,750.00
200,000,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSX795
S
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
200,000,000.00
200,000,000.00
659,750.00
Total
200,000,000.00
0.00
0.00
659,750.00
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
11,838,083.32
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
11,946,817.24
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
11,869,420.08
)
(1,151.49
)
(690.90
0.00
0.00
)
(1,842.39
1,115,993.42
1,844.86
1,117,838.28
0.06
0.00
0.00
0.00
0.00
0.06
1,117,838.34
12,987,258.42
12,985,416.03
2,676,100,260.51
184
1,117,838.28
0.06
0
0.00
0.00
0
0.00
0
2,674,982,422.17
184
0.00
0.00
1,844.86
108,733.92
1,844.86
108,733.92
77,397.16
0.00
0.00
1,138.21
78,535.37
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(77,397.16
11,867,577.69
Interest Not Advanced (
Current Period
)
0.00
108,733.92
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Statement Date:
Cash Reconciliation Summary Loan Group 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
10,028,544.79
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
10,137,278.72
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
10,072,817.79
)
(980.92
)
(588.55
0.00
0.00
)
(1,569.47
1,037,146.25
1,844.86
1,038,991.11
0.06
0.00
0.00
0.00
0.00
0.06
1,038,991.17
11,111,808.96
11,110,239.49
2,279,839,744.80
147
1,038,991.11
0.06
0
0.00
0.00
0
0.00
0
2,278,800,753.63
147
0.00
0.00
1,844.86
108,733.92
1,844.86
108,733.92
64,460.93
0.00
0.00
1,138.21
65,599.13
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(64,460.93
10,071,248.32
Interest Not Advanced (
Current Period
)
0.00
108,733.92
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Statement Date:
Cash Reconciliation Summary Loan Group 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,809,538.53
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,809,538.53
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,796,602.29
)
(170.57
)
(102.34
0.00
0.00
)
(272.92
78,847.17
0.00
78,847.17
0.00
0.00
0.00
0.00
0.00
0.00
78,847.17
1,875,449.46
1,875,176.54
396,260,515.71
37
78,847.17
0.00
0
0.00
0.00
0
0.00
0
396,181,668.54
37
0.00
0.00
0.00
0.00
0.00
0.00
12,936.24
0.00
0.00
0.00
12,936.24
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(12,936.24
1,796,329.37
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
2.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
322,218.34
322,218.34
322,218.34
0.00
30.00%
30.02%
30/360
4.613000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
1,614,760.75
1,614,760.75
1,614,760.75
0.00
30.00%
30.02%
30/360
4.890000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
907,397.64
907,397.64
907,397.64
0.00
30.00%
30.02%
30/360
4.790000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3A1
30
730,361.80
730,361.80
730,361.80
0.00
30.00%
30.02%
30/360
4.871000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3A2
30
306,437.50
306,437.50
306,437.50
0.00
30.00%
30.02%
30/360
4.903000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
2,378,135.79
2,378,135.79
2,378,135.79
0.00
30.00%
30.02%
30/360
4.918000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-SB
30
524,111.52
524,111.52
524,111.52
0.00
30.00%
30.02%
30/360
4.824000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-M
30
1,115,222.74
1,115,222.74
1,115,222.74
0.00
20.00%
20.02%
30/360
4.999000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
857,333.40
857,333.40
857,333.40
0.00
12.38%
12.38%
30/360
5.040000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
214,546.07
214,546.07
214,546.07
0.00
10.50%
10.51%
30/360
5.129000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
101,944.85
101,944.85
101,944.85
0.00
9.63%
9.63%
30/360
5.222584335%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
206,587.86
206,587.86
206,587.86
0.00
7.88%
7.88%
30/360
5.291584335%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
103,877.33
103,877.33
103,877.33
0.00
7.00%
7.01%
30/360
5.321584335%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
178,077.95
178,077.95
178,077.95
0.00
5.50%
5.50%
30/360
5.321584335%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
118,720.11
118,720.11
118,720.11
0.00
4.50%
4.50%
30/360
5.321584335%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
133,558.46
133,558.46
133,558.46
0.00
3.38%
3.38%
30/360
5.321584335%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
39,068.44
39,068.44
39,068.44
0.00
3.00%
3.00%
30/360
4.670000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
52,093.85
52,093.85
52,093.85
0.00
2.50%
2.50%
30/360
4.670000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
52,089.96
52,089.96
52,089.96
0.00
2.00%
2.00%
30/360
4.670000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
26,046.93
26,046.93
26,046.93
0.00
1.75%
1.75%
30/360
4.670000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
13,021.52
13,021.52
13,021.52
0.00
1.63%
1.63%
30/360
4.670000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
39,068.44
39,068.44
39,068.44
0.00
1.25%
1.25%
30/360
4.670000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
NR
30
130,230.27
130,230.27
130,230.27
0.00
0.00%
0.00%
30/360
4.670000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-1
30
104,117.99
104,117.99
104,117.99
0.00
NA
NA
30/360
0.046687934%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-2
30
819,714.86
819,714.86
819,714.86
0.00
NA
NA
30/360
0.378001364%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2FL
29
659,750.00
659,750.00
659,750.00
0.00
30.00%
30.02%
Act/360
4.095000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
11,748,494.37
11,748,494.37
11,748,494.37
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Other Related Information
Statement Date:
Additional Interest Paid to Floating Rate Certificates:
Mortgage Loan Event of Default or Event of Default Status:
Additional Principal Paid to Floating Rate Certificates:
Default Status
Rating Agency Trigger Event:
Swap Default Status:
Floating Rate Certificate Interest Shortfall :
Floating Rate Certificate Principal Shortfall :
Amount Received
Amount Paid
Shortfall
Payment by Swap Counterparty as a Termination Payment:
Payment to any Successor Interest Rate Swap Counterparty to Acquire
a Replacement Interest Rate Swap Agreement:
Collateral Posted in Connection with any Rating Agency Trigger Event:
0.00
None
None
None
None
0.00
0.00
0.00
0.00
0.00
0.00
119,083.33
0.00
0.00
0.00
Class A-2FL Yield Maintenance Premiums paid to the SWAP Counterparty
Class A-2FL Distribution Conversion
Class A-2FL Distribution Conversion

14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
DBRS
DBRS
A-1
46625YTX1
AAA
Aaa
NR
AAA
A-1A
46625YUP6
NR
NR
NR
Aaa
10/21/2005
NR
A-2
46625YTY9
AAA
Aaa
NR
AAA
A-3A1
46625YTZ6
AAA
Aaa
NR
AAA
A-3A2
46625YVQ3
AAA
Aaa
NR
AAA
A-4
46625YUA9
AAA
Aaa
NR
AAA
A-SB
46625YUB7
AAA
Aaa
NR
AAA
A-M
46625YUC5
AAA
Aaa
NR
AAA
A-J
46625YUE1
AAA
Aaa
NR
AAA
B
46625YUG6
AA
Aa2
NR
AAA
C
46625YUH4
AA-
Aa3
NR
AA Low
D
46625YUJ0
A
A2
NR
A
E
46625YUR2
NR
NR
NR
A3
10/21/2005
NR
F
46625YUT8
NR
NR
NR
Baa1
10/21/2005
NR
G
46625YUV3
NR
NR
NR
Baa2
10/21/2005
NR
H
46625YUX9
NR
NR
NR
Baa3
10/21/2005
NR
J
46625YUZ4
NR
NR
NR
Ba1
10/21/2005
NR
K
46625YVB6
NR
NR
NR
Ba2
10/21/2005
NR
L
46625YVD2
NR
NR
NR
Ba3
10/21/2005
NR
M
46625YVF7
NR
NR
NR
B1
10/21/2005
NR
N
46625YVH3
NR
NR
NR
B2
10/21/2005
NR
P
46625YVK6
NR
NR
NR
B3
10/21/2005
NR

14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
DBRS
DBRS
NR
46625YVM2
NR
NR
NR
NR
X-1
46625YUM3
NR
NR
NR
Aaa
10/21/2005
NR
X-2
46625YUF8
AAA
Aaa
NR
AAA
A-2FL
46625YUD3
AAA
Aaa
NR
NR
S
9ABSX795
NR
NR
NR
NR

14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 723024.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
11/15/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10/17/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 723024.1
Series 2005 - LDP4
15-Nov-05
184
100.00%
2,674,982,422
99.92%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
103
5.36%
5.32%
0
0
0
0
17-Oct-05
184
100.00%
2,676,066,420
99.96%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
104
5.19%
5.15%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Oct-05
100,719.00
100,719.00
0.00
B
26
1-Oct-05
9,859.78
9,859.78
0.00
B
169
110,578.78
110,578.78
Total
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 723024.1
Series 2005 - LDP4
Commercial Mortgage Pass-Through Certificates
31-Oct-05
15-Dec-05
17-Oct-05
15-Nov-05
15-Nov-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
40
83,017,437
3.10
122
5.32
0.00
%
0 to
2,999,999
%
24
81,504,227
3.05
117
5.37
0.00
%
3,000,000 to
3,999,999
%
14
63,154,329
2.36
117
5.22
0.00
%
4,000,000 to
4,999,999
%
19
111,649,048
4.17
123
5.40
0.00
%
5,000,000 to
6,999,999
%
22
181,210,768
6.77
107
5.31
0.00
%
7,000,000 to
9,999,999
%
26
319,180,355
11.93
110
5.24
0.00
%
10,000,000 to 14,999,999
%
16
314,983,767
11.78
103
5.18
0.00
%
15,000,000 to 24,999,999
%
12
429,727,604
16.06
115
5.23
0.00
%
25,000,000 to 49,999,999
%
10
740,824,887
27.69
105
5.13
0.00
%
50,000,000 to 149,999,999
%
1
349,730,000
13.07
56
5.00
0.00
%
150,000,000 &
Above
%
349,730,000
1,066,202
2,674,982,422
184
100.00
%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
14,537,948
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
13
323,597,471
12.10
97
4.82
0.00
%
4.700%
%
to
4.999%
76
1,439,978,039
53.83
94
5.12
0.00
%
5.000%
%
to
5.250%
68
640,195,150
23.93
116
5.35
0.00
%
5.250%
%
to
5.499%
26
264,225,010
9.88
124
5.58
0.00
%
5.500%
%
to
5.999%
1
6,986,752
0.26
213
7.36
0.00
%
6.000%
%
&
Above
184
2,674,982,422
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00
%
4.700%
7.360%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
60
1
1,066,202
0.04
118
4.99
0.00
%
%
to
61
120
4
8,619,880
0.32
178
5.04
0.00
%
%
to
121
180
2
15,698,215
0.59
237
5.44
0.00
%
%
to
181
240
0
0
0.00
0
0.00
0.00
%
%
&
241
Above
238
118
7
25,384,297
Minimum Remaining Term
Maximum Remaining Term
0.95
%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
30
8
443,671,285
16.59
56
5.04
0.00
%
%
31
to
60
18
389,834,621
14.57
74
5.07
0.00
%
%
61
to
90
148
1,764,264,467
65.95
117
5.23
0.00
%
%
91
to
120
0
0
0.00
0
0.00
0.00
%
%
121
to
150
2
44,841,000
1.68
160
5.59
0.00
%
%
151
to
180
0
0
0.00
0
0.00
0.00
%
%
181
to
210
1
6,986,752
0.26
213
7.36
0.00
%
%
211
& Above
213
55
177
2,649,598,126
Minimum Remaining Term
Maximum Remaining Term
%
99.05

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 723024.1
Series 2005 - LDP4
Commercial Mortgage Pass-Through Certificates
31-Oct-05
15-Dec-05
17-Oct-05
15-Nov-05
15-Nov-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
184
2,674,982,422
100.00
103
5.19
0.00
%
%
Unknown
0.000
0.000
184
2,674,982,422
100.00
%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
1.000 1.125
33
421,129,769
15.74
122
5.28
0.00
%
%
1.126 1.250
66
753,574,326
28.17
116
5.26
0.00
%
%
1.251 1.375
38
487,651,699
18.23
96
5.06
0.00
%
%
1.376 1.500
17
187,942,399
7.03
90
5.23
0.00
%
%
1.501 1.625
12
526,497,271
19.68
75
5.10
0.00
%
%
1.626 1.750
9
185,078,311
6.92
115
5.34
0.00
%
%
1.751 1.875
4
65,773,253
2.46
87
5.01
0.00
%
%
1.876 2.000
3
9,339,915
0.35
128
5.27
0.00
%
%
2.001 2.125
1
1,995,480
0.07
118
5.02
0.00
%
%
2.126 2.250
0
0
0.00
0
0.00
0.00
%
%
2.251 2.375
0
0
0.00
0
0.00
0.00
%
%
2.376 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 2.625
0
0
0.00
0
0.00
0.00
%
%
2.626 2.750
1
36,000,000
1.35
117
4.93
0.00
%
%
2.751 & Above
3.600
1.180
184
2,674,982,422 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Multiple States
6
592,683,996
22.16
81
5.15
0.00
%
%
California
23
304,333,672
11.38
111
5.23
0.00
%
%
Texas
31
277,459,604
10.37
94
5.24
0.00
%
%
Pennsylvania
8
163,740,311
6.12
117
5.27
0.00
%
%
Massachusetts
3
143,082,269
5.35
69
4.78
0.00
%
%
Arizona
11
128,105,309
4.79
110
5.17
0.00
%
%
Illinois
6
107,651,400
4.02
94
5.28
0.00
%
%
New Jersey
5
99,326,940
3.71
130
5.26
0.00
%
%
Wisconsin
5
97,602,687
3.65
120
4.86
0.00
%
%
Florida
9
68,372,577
2.56
125
5.57
0.00
%
%
Arkansas
2
60,422,337
2.26
117
5.35
0.00
%
%
Virginia
6
55,617,235
2.08
118
5.35
0.00
%
%
District of Columbia
2
46,320,000
1.73
106
4.95
0.00
%
%
Michigan
3
45,593,821
1.70
103
5.29
0.00
%
%
Ohio
4
42,575,923
1.59
100
5.20
0.00
%
%
New York
5
40,500,064
1.51
117
5.19
0.00
%
%
Nevada
2
39,800,000
1.49
117
5.17
0.00
%
%
Connecticut
1
32,250,000
1.21
117
5.23
0.00
%
%
Indiana
4
31,444,679
1.18
117
5.22
0.00
%
%
Georgia
8
27,464,265
1.03
125
5.36
0.00
%
%
South Carolina
3
27,023,136
1.01
179
5.20
0.00
%
%
Delaware
1
24,000,000
0.90
117
5.18
0.00
%
%
Kentucky
2
23,750,000
0.89
118
5.32
0.00
%
%
Oregon
2
22,291,810
0.83
118
5.34
0.00
%
%
Washington
5
21,389,466
0.80
117
5.29
0.00
%
%
Minnesota
4
19,793,920
0.74
126
5.19
0.00
%
%
West Virginia
1
19,600,000
0.73
117
5.24
0.00
%
%
Utah
1
17,360,000
0.65
77
5.18
0.00
%
%
New Hampshire
3
16,640,058
0.62
116
5.06
0.00
%
%
Nebraska
2
14,014,218
0.52
118
5.10
0.00
%
%
Colorado
2
12,957,024
0.48
112
5.10
0.00
%
%
North Carolina
2
10,909,640
0.41
117
5.27
0.00
%
%
Louisiana
3
10,389,572
0.39
117
5.45
0.00
%
%
Maryland
3
8,885,638
0.33
127
5.27
0.00
%
%
Missouri
3
8,062,749
0.30
118
5.20
0.00
%
%
Oklahoma
1
5,288,827
0.20
118
5.35
0.00
%
%
Tennessee
1
4,789,773
0.18
118
5.30
0.00
%
%
New Mexico
1
3,489,504
0.13
117
5.49
0.00
%
%
100.00
2,674,982,422
184
%

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 723024.1
Series 2005 - LDP4
Commercial Mortgage Pass-Through Certificates
31-Oct-05
15-Dec-05
17-Oct-05
15-Nov-05
15-Nov-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Retail
74
950,854,481
35.55
82
5.08
0.00
%
%
Office
35
765,504,989
28.62
118
5.23
0.00
%
%
Multifamily
43
501,159,931
18.74
107
5.26
0.00
%
%
Industrial
14
186,002,894
6.95
124
5.15
0.00
%
%
Other
3
126,902,952
4.74
119
5.46
0.00
%
%
Lodging
2
89,100,000
3.33
96
5.10
0.00
%
%
Self Storage
11
51,893,661
1.94
122
5.39
0.00
%
%
Mobile Home Park
2
3,563,514
0.13
117
5.18
0.00
%
%
2,674,982,422
184
100.00
%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Amortizing Balloon
86
811,887,459
30.35
109
5.24
0.00
%
%
Full Amortizing
6
11,478,315
0.43
181
5.17
0.00
%
%
IO Maturity Balloon
24
784,044,758
29.31
73
5.09
0.00
%
%
IO/Amortizing
1
13,905,981
0.52
237
5.38
0.00
%
%
IO/Amortizing/Balloon
67
1,053,665,909
39.39
117
5.21
0.00
%
%
2,674,982,422
184
100.00
%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
183
2,661,282,422
99.49
103
0.00
%
%
5.19
0
to
12
1
13,700,000
0.51
70
0.00
%
%
5.66
13
to
24
0
0
0.00
0
0.00
%
%
0.00
25
to
36
0
0
0.00
0
0.00
%
%
0.00
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
184
2,674,982,422
100.00
%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
0
0
0.00
0
0.00
0.00
%
%
2008
0
0
0.00
0
0.00
0.00
%
%
2009
8
443,671,285
16.59
56
5.04
0.00
%
%
2010
3
161,202,269
6.03
67
4.86
0.00
%
%
2011
14
214,984,452
8.04
79
5.22
0.00
%
%
2012
1
13,647,900
0.51
90
5.15
0.00
%
%
2013
1
3,050,000
0.11
109
5.66
0.00
%
%
2014
148
1,762,280,669
65.88
117
5.23
0.00
%
%
2015
9
76,145,847
2.85
183
5.66
0.00
%
%
2016 & Greater
100.00
2,674,982,422
184
%

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
XX
5.00%
1-Jul-10
JP5LDP4A
Retail
0.00
349,730,000
1,505,933
1
MA
4.76%
10-Jun-11
JP5LDP4A
Retail
0.00
137,182,269
721,072
2
XX
5.54%
1-Oct-15
JP5LDP4A
Other
0.00
99,786,907
690,148
3
CA
5.18%
1-Aug-15
JP5LDP4A
Office
0.00
90,000,000
401,063
4
XX
5.08%
1-Aug-15
JP5LDP4A
Office
0.00
70,750,000
309,279
5
PA
5.12%
11-Aug-15
JP5LDP4B
Multifamily
0.00
68,000,000
299,512
6
PA
5.40%
1-Jul-15
JP5LDP4A
Office
0.00
64,737,488
364,995
7
WI
4.70%
1-Sep-15
JP5LDP4A
Industrial
0.00
54,768,223
334,654
8
CA
5.21%
1-Aug-12
JP5LDP4A
Lodging
0.00
53,100,000
238,227
9
TX
5.22%
1-Jul-15
JP5LDP4A
Office
0.00
52,500,000
235,988
10
IL
5.32%
1-Aug-15
JP5LDP4A
Office
0.00
50,000,000
229,056
11
XX
5.46%
1-Aug-15
JP5LDP4A
Industrial
0.00
49,849,044
282,641
12
AR
5.30%
1-Aug-15
JP5LDP4A
Office
0.00
49,843,561
277,652
13
IL
5.23%
1-Aug-10
JP5LDP4A
Retail
0.00
39,000,000
175,641
14
CA
5.30%
1-Aug-15
JP5LDP4A
Retail
0.00
38,775,000
176,965
15
DC
4.93%
1-Aug-15
JP5LDP4A
Lodging
0.00
36,000,000
152,830
16
NJ
5.54%
1-Sep-18
JP5LDP4A
Office
0.00
33,500,000
159,814
17
TX
5.28%
1-Jul-15
JP5LDP4B
Multifamily
0.00
33,300,000
151,404
18
CT
5.23%
1-Aug-15
JP5LDP4A
Office
0.00
32,250,000
145,269
19
WI
4.94%
1-Sep-15
JP5LDP4A
Office
0.00
30,560,000
129,999
20
NJ
5.19%
1-Sep-15
JP5LDP4A
Office
0.00
30,000,000
134,075
21
MI
5.11%
1-Aug-15
JP5LDP4A
Multifamily
0.00
29,000,000
127,608
22
NJ
5.02%
1-Sep-15
JP5LDP4A
Office
0.00
27,650,000
119,525
23
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
DE
5.18%
1-Aug-15
JP5LDP4A
Retail
0.00
24,000,000
107,053
24
NY
5.06%
1-Aug-15
JP5LDP4A
Office
0.00
23,000,000
100,216
25
NV
5.18%
1-Aug-15
JP5LDP4A
Retail
0.00
22,800,000
101,701
B
26
VA
5.52%
1-Oct-15
JP5LDP4A
Office
0.00
22,379,009
127,466
27
FL
5.18%
1-Apr-12
JP5LDP4B
Multifamily
0.00
22,200,000
99,057
28
OH
5.24%
1-Sep-12
JP5LDP4A
Office
0.00
21,900,000
98,818
29
TX
5.04%
1-Jun-10
JP5LDP4A
Retail
0.00
21,714,758
91,202
30
AZ
4.92%
1-Sep-15
JP5LDP4A
Multifamily
0.00
20,500,000
86,852
31
WV
5.24%
1-Aug-15
JP5LDP4A
Office
0.00
19,600,000
88,440
32
AZ
5.24%
1-Aug-15
JP5LDP4A
Office
0.00
19,000,000
85,732
33
UT
5.18%
1-Apr-12
JP5LDP4B
Multifamily
0.00
17,360,000
77,461
34
NV
5.16%
1-Sep-15
JP5LDP4A
Office
0.00
17,000,000
75,537
35
AZ
5.23%
1-Apr-12
JP5LDP4B
Multifamily
0.00
16,750,000
75,378
36
IN
5.18%
11-Aug-15
JP5LDP4B
Multifamily
0.00
16,250,000
72,484
37
CA
5.00%
1-Sep-15
JP5LDP4A
Office
0.00
15,500,000
66,736
38
KY
5.34%
1-Sep-15
JP5LDP4B
Multifamily
0.00
15,030,000
69,113
39
CA
5.15%
1-Sep-15
JP5LDP4A
Retail
0.00
14,700,000
65,190
40
XX
5.16%
1-Sep-15
JP5LDP4A
Other
0.00
14,528,045
79,591
41
AZ
5.28%
1-Oct-15
JP5LDP4A
Office
0.00
14,450,000
65,699
42
OR
5.36%
11-Sep-15
JP5LDP4A
Retail
0.00
14,000,000
64,618
43
SC
5.38%
1-Aug-25
JP5LDP4A
Industrial
0.00
13,905,981
95,358
44
MI
5.66%
1-Sep-11
JP5LDP4B
Multifamily
0.00
13,700,000
66,772
45
CA
5.24%
1-Aug-15
JP5LDP4A
Self Storage
0.00
13,700,000
61,817
46
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
5.25%
1-Apr-12
JP5LDP4A
Multifamily
0.00
13,680,000
61,865
47
AZ
5.15%
1-May-13
JP5LDP4A
Industrial
0.00
13,647,900
60,501
48
TX
5.02%
1-Aug-10
JP5LDP4A
Retail
0.00
13,630,000
57,019
49
NH
5.01%
11-Jul-15
JP5LDP4A
Multifamily
0.00
13,500,000
58,241
50
OH
5.21%
1-Oct-15
JP5LDP4A
Other
0.00
12,588,000
56,475
51
CO
5.05%
1-Sep-15
JP5LDP4A
Retail
0.00
11,760,582
69,326
52
AZ
4.92%
1-Sep-15
JP5LDP4A
Multifamily
0.00
11,500,000
48,722
53
FL
5.75%
1-Aug-20
JP5LDP4B
Multifamily
0.00
11,341,000
56,154
54
SC
4.94%
1-Aug-15
JP5LDP4A
Retail
0.00
11,200,000
47,644
55
TX
5.18%
1-Apr-12
JP5LDP4A
Multifamily
0.00
11,200,000
49,975
56
TX
5.25%
1-Apr-12
JP5LDP4B
Multifamily
0.00
11,200,000
50,650
57
TX
5.51%
1-Sep-15
JP5LDP4B
Multifamily
0.00
11,177,184
63,663
58
CA
5.33%
1-Aug-15
JP5LDP4A
Retail
0.00
11,075,000
50,831
59
MN
5.14%
11-Aug-15
JP5LDP4B
Multifamily
0.00
11,000,000
48,687
60
TX
5.18%
1-Apr-12
JP5LDP4B
Multifamily
0.00
10,600,000
47,298
61
AR
5.59%
1-Sep-15
JP5LDP4B
Multifamily
0.00
10,578,777
60,786
62
DC
5.03%
1-Jul-11
JP5LDP4A
Retail
0.00
10,320,000
44,704
63
FL
5.32%
11-Jul-15
JP5LDP4A
Retail
0.00
10,197,885
56,990
64
TX
5.18%
1-Apr-12
JP5LDP4B
Multifamily
0.00
10,000,000
44,620
65
AZ
5.40%
1-Sep-15
JP5LDP4B
Multifamily
0.00
9,875,000
45,919
66
NE
5.13%
1-Sep-15
JP5LDP4A
Retail
0.00
9,778,356
53,390
67
GA
5.41%
1-Aug-15
JP5LDP4A
Office
0.00
8,800,000
40,996
68
KY
5.29%
1-Sep-15
JP5LDP4B
Multifamily
0.00
8,720,000
39,722
69
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
VA
4.87%
1-Sep-15
JP5LDP4B
Multifamily
0.00
8,650,000
36,275
70
TX
5.46%
1-Aug-10
JP5LDP4B
Multifamily
0.00
8,500,000
39,964
71
CA
5.09%
11-Aug-15
JP5LDP4A
Office
0.00
8,452,216
45,990
72
TX
5.18%
1-Apr-12
JP5LDP4B
Multifamily
0.00
8,460,000
37,749
73
IL
5.32%
1-Aug-15
JP5LDP4A
Retail
0.00
8,373,834
46,750
74
OR
5.31%
11-Oct-15
JP5LDP4A
Industrial
0.00
8,291,810
46,142
75
WI
5.50%
1-Aug-15
JP5LDP4A
Industrial
0.00
8,100,000
38,363
76
XX
5.49%
1-Aug-12
JP5LDP4A
Retail
0.00
8,040,000
38,009
77
AZ
5.16%
1-Aug-15
JP5LDP4B
Multifamily
0.00
8,000,000
35,547
78
PA
5.32%
1-Sep-15
JP5LDP4A
Retail
0.00
8,000,000
36,656
79
NY
5.17%
1-Sep-15
JP5LDP4A
Industrial
0.00
7,982,479
43,781
80
IN
5.38%
1-Sep-15
JP5LDP4A
Industrial
0.00
7,893,431
44,318
81
PA
5.25%
1-Jul-15
JP5LDP4A
Office
0.00
7,900,000
35,715
82
TX
5.18%
1-Apr-12
JP5LDP4B
Multifamily
0.00
7,800,000
34,804
83
TX
5.45%
1-Sep-10
JP5LDP4B
Multifamily
0.00
7,600,000
35,667
84
WA
5.43%
1-Aug-15
JP5LDP4A
Multifamily
0.00
7,417,386
41,917
85
CA
5.33%
1-Aug-15
JP5LDP4A
Retail
0.00
7,425,000
34,079
86
VA
5.75%
1-Apr-15
JP5LDP4A
Self Storage
0.00
7,151,256
42,017
87
FL
7.36%
1-Aug-23
JP5LDP4B
Multifamily
0.00
6,986,752
48,276
88
NC
5.23%
11-Aug-15
JP5LDP4A
Retail
0.00
6,778,393
37,466
89
TX
5.18%
1-Aug-15
JP5LDP4A
Retail
0.00
6,720,000
29,946
90
VA
5.31%
1-Aug-15
JP5LDP4A
Office
0.00
6,600,000
30,179
91
CA
5.30%
1-Sep-15
JP5LDP4A
Retail
0.00
5,987,216
33,318
92
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
VA
5.21%
1-Sep-15
JP5LDP4A
Retail
0.00
5,986,970
32,984
93
AZ
5.38%
1-Sep-15
JP5LDP4A
Office
0.00
6,000,000
27,797
94
TX
5.28%
1-Sep-15
JP5LDP4A
Office
0.00
5,947,247
33,022
95
PA
5.22%
11-Sep-15
JP5LDP4A
Retail
0.00
5,887,214
32,470
96
TX
5.18%
1-Aug-15
JP5LDP4B
Multifamily
0.00
5,800,000
25,846
97
CA
5.17%
1-Aug-15
JP5LDP4A
Office
0.00
5,750,000
25,599
98
CA
5.79%
1-Aug-15
JP5LDP4A
Retail
0.00
5,684,037
33,409
99
TX
5.29%
11-Aug-15
JP5LDP4A
Office
0.00
5,582,440
31,062
100
CA
5.07%
1-Aug-15
JP5LDP4A
Retail
0.00
5,481,901
29,761
101
AZ
5.16%
1-Sep-15
JP5LDP4A
Office
0.00
5,400,000
23,994
102
OH
5.07%
1-Sep-15
JP5LDP4A
Industrial
0.00
5,387,923
29,220
103
OK
5.35%
1-Sep-15
JP5LDP4B
Multifamily
0.00
5,288,827
29,596
104
MD
5.13%
1-Sep-15
JP5LDP4A
Self Storage
0.00
5,200,000
22,971
105
PA
5.64%
1-Jul-15
JP5LDP4A
Retail
0.00
5,180,130
29,983
106
NJ
5.03%
1-Aug-15
JP5LDP4A
Retail
0.00
4,983,403
26,933
107
CA
5.40%
1-Jul-15
JP5LDP4A
Self Storage
0.00
4,979,807
28,077
108
IN
5.03%
1-Aug-15
JP5LDP4A
Retail
0.00
4,883,735
26,394
109
VA
5.10%
1-Aug-15
JP5LDP4A
Industrial
0.00
4,850,000
21,300
110
FL
5.32%
11-Jul-15
JP5LDP4B
Multifamily
0.00
4,800,000
21,989
111
TN
5.30%
1-Sep-15
JP5LDP4A
Office
0.00
4,789,773
26,655
112
WA
5.17%
11-Aug-15
JP5LDP4A
Retail
0.00
4,485,511
24,627
113
IL
4.96%
1-Sep-15
JP5LDP4A
Retail
0.00
4,389,931
23,513
114
FL
5.41%
11-Aug-15
JP5LDP4A
Retail
0.00
4,286,872
24,173
115
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NE
5.02%
1-Aug-15
JP5LDP4A
Office
0.00
4,235,862
22,867
116
CA
5.17%
1-Aug-15
JP5LDP4A
Self Storage
0.00
4,200,000
18,698
117
NY
5.72%
11-Aug-15
JP5LDP4B
Multifamily
0.00
4,138,189
24,139
118
NC
5.33%
1-Aug-15
JP5LDP4A
Retail
0.00
4,131,248
25,065
119
LA
5.44%
1-Sep-15
JP5LDP4A
Self Storage
0.00
3,988,001
24,420
120
GA
5.19%
1-Aug-15
JP5LDP4A
Retail
0.00
4,000,000
17,877
121
GA
5.28%
1-Jul-15
JP5LDP4A
Retail
0.00
3,983,381
22,150
122
FL
5.42%
11-Jul-15
JP5LDP4A
Retail
0.00
3,884,321
21,948
123
NY
5.33%
1-Sep-15
JP5LDP4B
Multifamily
0.00
3,782,726
25,776
124
LA
5.45%
1-Aug-15
JP5LDP4A
Retail
0.00
3,787,106
21,449
125
MN
5.07%
11-Aug-15
JP5LDP4B
Multifamily
0.00
3,682,521
21,781
126
MO
5.12%
1-Sep-15
JP5LDP4A
Retail
0.00
3,600,000
15,872
127
CA
5.49%
1-Sep-15
JP5LDP4A
Retail
0.00
3,492,839
19,851
128
NM
5.49%
1-Aug-15
JP5LDP4A
Retail
0.00
3,489,504
19,851
129
GA
5.03%
1-Aug-15
JP5LDP4A
Retail
0.00
3,488,382
18,853
130
TX
5.37%
1-Aug-15
JP5LDP4A
Industrial
0.00
3,415,000
15,792
131
TX
5.51%
1-Jun-15
JP5LDP4A
Retail
0.00
3,400,000
16,132
132
WA
5.40%
1-Jul-15
JP5LDP4A
Self Storage
0.00
3,261,773
18,390
133
WA
5.09%
1-Aug-15
JP5LDP4A
Industrial
0.00
3,214,433
17,490
134
NJ
5.55%
11-Sep-15
JP5LDP4A
Office
0.00
3,193,537
18,270
135
IL
5.30%
11-Sep-15
JP5LDP4A
Retail
0.00
3,193,182
17,770
136
CA
5.54%
1-Sep-15
JP5LDP4A
Retail
0.00
3,175,000
15,147
137
CA
5.40%
1-Aug-15
JP5LDP4A
Retail
0.00
3,150,331
17,744
138
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MA
5.25%
1-Aug-15
JP5LDP4A
Industrial
0.00
3,100,000
14,015
139
FL
5.43%
1-Jul-15
JP5LDP4A
Office
0.00
3,087,566
17,466
140
CA
5.66%
1-Dec-14
JP5LDP4A
Self Storage
0.00
3,050,000
14,865
141
TX
5.33%
1-Aug-15
JP5LDP4A
Retail
0.00
3,040,000
13,953
142
TX
5.86%
1-Sep-15
JP5LDP4B
Multifamily
0.00
3,034,263
17,954
143
WA
5.21%
1-Aug-15
JP5LDP4A
Retail
0.00
3,010,362
16,602
144
GA
5.27%
11-Aug-15
JP5LDP4A
Retail
0.00
2,990,551
16,603
145
AZ
5.45%
1-Jul-15
JP5LDP4A
Self Storage
0.00
2,982,409
18,333
146
MI
5.30%
11-Sep-15
JP5LDP4A
Retail
0.00
2,893,821
16,104
147
TX
5.48%
11-Aug-15
JP5LDP4A
Retail
0.00
2,887,232
17,774
148
MN
4.92%
11-Aug-20
JP5LDP4B
Multifamily
0.00
2,867,566
22,920
149
WI
4.71%
1-Sep-20
JP5LDP4B
Multifamily
0.00
2,778,495
21,722
150
MA
5.22%
11-Aug-15
JP5LDP4A
Retail
0.00
2,800,000
12,586
151
IL
5.47%
1-Sep-12
JP5LDP4A
Office
0.00
2,694,452
15,280
152
OH
5.02%
11-Aug-15
JP5LDP4A
Retail
0.00
2,700,000
11,672
153
MO
5.30%
1-Aug-15
JP5LDP4A
Retail
0.00
2,646,693
14,743
154
LA
5.45%
1-Aug-15
JP5LDP4A
Retail
0.00
2,614,465
14,808
155
CA
5.51%
1-Sep-15
JP5LDP4A
Retail
0.00
2,460,000
11,672
156
TX
5.34%
1-Aug-15
JP5LDP4B
Multifamily
0.00
2,442,402
13,666
157
IN
5.36%
1-Aug-15
JP5LDP4A
Retail
0.00
2,417,513
13,557
158
TX
5.20%
11-Aug-15
JP5LDP4A
Retail
0.00
2,373,384
13,074
159
TX
5.13%
11-Jul-10
JP5LDP4A
Retail
0.00
2,300,085
12,585
160
MD
5.28%
11-Aug-15
JP5LDP4A
Retail
0.00
2,300,000
10,457
161
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MN
5.97%
11-Sep-15
JP5LDP4A
Retail
0.00
2,243,833
14,456
162
TX
5.57%
11-Aug-15
JP5LDP4A
Retail
0.00
2,143,668
12,302
163
TX
4.97%
1-Aug-15
JP5LDP4A
Retail
0.00
2,134,785
14,155
164
PA
5.30%
1-Sep-15
JP5LDP4A
Retail
0.00
2,040,000
9,310
165
PA
5.02%
1-Sep-15
JP5LDP4A
Retail
0.00
1,995,480
10,761
166
SC
5.36%
1-Jul-15
JP5LDP4A
Retail
0.00
1,917,154
10,761
167
CA
5.17%
1-Aug-15
JP5LDP4B
Mobile Home Park
0.00
1,819,124
9,987
168
MO
5.22%
1-Sep-15
JP5LDP4A
Retail
0.00
1,816,056
10,016
B
169
TX
5.15%
1-Sep-15
JP5LDP4A
Retail
0.00
1,791,631
12,029
170
GA
5.92%
11-Sep-25
JP5LDP4A
Self Storage
0.00
1,792,233
12,901
171
TX
5.55%
11-Aug-15
JP5LDP4A
Retail
0.00
1,764,763
10,105
172
NH
5.19%
1-Aug-15
JP5LDP4A
Mobile Home Park
0.00
1,744,390
9,599
173
FL
5.18%
1-Sep-20
JP5LDP4A
Self Storage
0.00
1,588,181
12,803
174
NY
5.41%
1-Sep-15
JP5LDP4A
Industrial
0.00
1,596,670
8,994
175
WI
5.67%
1-Aug-15
JP5LDP4A
Retail
0.00
1,395,970
8,099
176
NH
5.35%
1-Aug-15
JP5LDP4B
Multifamily
0.00
1,395,668
7,818
177
MD
5.76%
1-Aug-20
JP5LDP4A
Office
0.00
1,385,638
11,633
178
TX
5.20%
11-Aug-15
JP5LDP4A
Retail
0.00
1,320,762
7,276
179
CA
5.30%
1-Aug-15
JP5LDP4A
Retail
0.00
1,310,000
5,979
180
GA
5.98%
1-Jul-15
JP5LDP4B
Multifamily
0.00
1,273,175
8,231
181
CO
5.54%
1-Aug-10
JP5LDP4A
Retail
0.00
1,196,442
6,844
182
GA
5.44%
1-Aug-15
JP5LDP4A
Retail
0.00
1,136,543
6,430
183
CA
4.99%
1-Sep-15
JP5LDP4A
Office
0.00
1,066,202
11,450
184
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
2,674,982,422
13,065,794
0
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
Not Avail
Not Avail Not Avail
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP4
ABN AMRO Acct: 723024.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

14-Nov-2005 - 09:11 (X753-X795) (c) 2005 LaSalle Bank N.A.